SUPPLEMENT TO THE
FIDELITY GROWTH
COMPANY FUND
AND
FIDELITY EMERGING GROWTH FUND
PROSPECTUS
DATED JANUARY 26, 1996
On December 19, 1996, the Board of Trustees of Fidelity Growth Company Fund authorized elimination of the fund's 3% front-end sales charge effective on January 1, 1997. Beginning January 1 1997, purchases of shares of the fund will not be subject to a sales charge.
The following information replaces the similar information found in the section entitled "FMR and Its Affiliates," beginning on page 11.
Lawrence Greenberg is manager and vice president of Growth Company and Emerging Growth, which he has managed since June 1996 and October 1993, respectively. He also manages several other Fidelity funds. Mr. Greenberg joined Fidelity in 1986.
The following information supplements that found in the "Securities and Investment Practices" section beginning on page 13.
CASH MANAGEMENT. A fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
The following information replaces similar information found on page 20:
MINIMUM INVESTMENTS
   TO OPEN AN ACCOUNT  $2,500
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts  $500
TO ADD TO AN ACCOUNT $250
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $250
Through regular investment plans* $100
MINIMUM BALANCE $1,000
For Fidelity IRA, Rollover IRA, SEP-IRA and Keogh accounts $500
FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO INVESTOR SERVICES, PAGE 24.
These minimums may vary for investments through Fidelity Portfolio Advisory Services, and with respect to Growth Company, a Fidelity Payroll Deduction Program account in the fund. There is no minimum account balance or minimum initial or subsequent investment for certain retirement accounts funded through salary reduction, or accounts opened with the proceeds of distributions from such Fidelity retirement accounts. Refer to the program materials for details.
The following information replaces the similar information under "Waivers" in the "Sales Charge Reductions and Waivers" section beginning on page 31.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account.)
7. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or
Fid   elity Internation    al Limited or their direct or indirect
subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee.

SUPPLEMENT TO THE
FIDELITY GROWTH COMPANY FUND
AND
FIDELITY EMERGING GROWTH FUND
 STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 26, 1996
The following information replaces that found in limitation (vii) on page 3 and limitation (viii) on page 4.
The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
The following information replaces that found in the "Additional Purchase and Redemption Information" section beginning on page 17:
The sales charge will not apply:
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either (a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution, or (b) the distribution is transferred directly from the plan into another Fidelity account;
8. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular
employee of FMR Corp. or F   IL or t    heir direct or indirect
subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity IRA, the Fidelity Rollover IRA, The
Fidelity SEP-IRA and SARSEP, The Fidelity SI   MPLE IR    A, The Fidelity
Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);